UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06265

Nuveen Pennsylvania Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	7

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	20

Statement of Assets and Liabilities	59

Statement of Operations	60

Statement of Changes in Net Assets	61

Statement of Cash Flows	63

Financial Highlights	64

Notes to Financial Statements	69

Additional Fund Information	82

Glossary of Terms Used in this Report	83

Reinvest Automatically, Easily and Conveniently	85

Annual Investment Management Agreement Approval Process	86

Chair’s Letter
to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.-China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Manager’s Comments

Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2019?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
A significant decline in interest rates led to strong gains in municipal bonds during the six-month reporting period. Concerns about slowing economic growth and central banks’ potential responses drove risk-off sentiment in the markets, prompting an equity market sell-off and a flight to assets perceived to be safer, such as U.S. Treasury bonds. Municipal bond valuations benefited from the falling interest rate environment, as well as favorable technical supply-demand conditions. The municipal bond market continued to experience historically robust demand, particularly in high tax states such as California, New York and New Jersey, that has exceeded the currently moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. The New Jersey and Pennsylvania municipal markets outperformed the national market over this reporting period, as measured by their respective state S&P Municipal Bond Indexes.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. Trading activity was somewhat lighter during this reporting period as the Funds were well-positioned for the environment and the opportunities offered by the marketplace in the low interest rate environment were less appealing. Sector and credit quality positioning remained stable across the Funds, while we allowed their durations to drift slightly lower over the reporting period. In New Jersey, the Funds added tax supported, higher education and transportation bonds. The Pennsylvania Funds bought credits issued for the health care, higher education, utilities, and water and sewer sectors. We continued to limit the Funds’ exposure to each state’s general obligation (GO) bonds due to concerns about their fiscal health. To fund these purchases, we reinvested the proceeds primarily from called and maturing bonds.
NJV and NPN hold meaningful exposure to bonds with 2019 call dates. As we sought to diversify call risk in the two Funds, we sold some of these bonds. The Funds also experienced an elevated level of refundings in their portfolios in this reporting period. The two Funds were launched in 2009 when interest rates were higher and redemptions of bonds callable in 2019 is likely to remain elevated in the current environment of still low interest rates. However, we should note these trades have had a negative impact on the two Funds’ earnings in the short term. To keep the Funds fully invested, the older bonds, which were issued when prevailing interest rates were higher, are being replaced with the lower yielding bonds available in the current market.
As of August 31, 2019, the four Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, the four Funds used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The hedging strategies performed as expected given the direction of interest rates during the reporting period. Although the Treasury futures detracted modestly from performance due to falling interest rates during this reporting period, they enabled the Funds to invest in longer duration bonds that were key contributors to performance and that helped support the Funds’ dividends. NXJ also used forward interest rate swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. The forward interest rate swap positions were eliminated from NXJ prior to the end of the reporting period. The forward interest rate swaps had a negligible impact on the Fund’s performance during the reporting period.
How did the Funds perform during the six-month reporting period ended August 31, 2019?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2019. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six-month reporting period ended August 31, 2019, the total returns on common share NAV for all four Funds outperformed the national S&P Municipal Bond Index and their respective state’s S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and emphasis on intermediate and longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end.
Credit ratings allocations also had a positive impact on relative results, although to a lesser extent than duration and yield curve positioning. The four Funds’ overweight allocations to single A and BBB rated bonds were notable contributors, as were NXJ’s and NJV’s overweights to below investment grade credits. Investor demand remained strong for the higher yields offered by lower rated bonds in an environment of low overall interest rates and positive credit fundamentals.
On a sector basis, the four Funds benefited from their overweight allocations to lower rated sectors such as health care, toll roads and higher education, as well as exposure to strong performing single-family housing credits and local GOs within their respective states. Additionally, NXJ and NJV’s holdings in state appropriation bonds (which are different from state GO bonds, which the Funds do not own) performed well during this reporting period on an improved outlook for New Jersey’s fiscal condition. Despite some negative headlines early in the reporting period, New Jersey tobacco settlement bonds were also outperformers for NXJ and NJV. Conversely, all four Funds held overweight allocations to pre-refunded bonds, which detracted from performance, as short-dated, high quality bonds underperformed. The four Funds employed U.S. Treasury futures as part of their duration management strategies (as mentioned in the key strategies discussion), which had a slightly negative impact on the total return performance of the Funds.
In addition, the use of regulatory leverage was a factor affecting the performance of NXJ and NQP. NJV and NPN do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the performance of NXJ and NQP over the reporting period. The use of leverage through inverse floating rate securities had a positive impact on the performance of the Funds over the reporting period.
As of August 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	37.31%	6.68%	38.23%	4.32%
Regulatory Leverage*	31.11%	0.00%	26.65%	0.00%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NXJ	$313,900,000	$—	$313,900,000
NQP	$217,500,000	$—	$217,500,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note – 5 Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXJ	NJV	NQP	NPN
March 2019	$0.0545	$0.0450	$0.0505	$0.0405
April	0.0545	0.0450	0.0505	0.0405
May	0.0545	0.0450	0.0505	0.0405
June	0.0545	0.0450	0.0505	0.0405
July	0.0545	0.0450	0.0505	0.0405
August 2019	0.0545	0.0450	0.0505	0.0405
Total Distributions from Net Investment Income	$0.3270	$0.2700	$0.3030	$0.2430

Yields
Market Yield*	4.49%	3.93%	4.28%	3.36%
Taxable-Equivalent Yield*	9.19%	7.92%	7.60%	5.99%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 51.6% and 43.9% for the New Jersey and Pennsylvania Funds, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	1,685,000	35,501	734,900	3,500
Common shares authorized for repurchase	4,150,000	155,000	3,740,000	120,000

During the current reporting period, the Funds did not repurchase any of their common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$16.74	$15.68	$16.01	$15.43
Common share Price	$14.55	$13.74	$14.17	$14.40
Premium/(Discount) to NAV	(13.08)%	(12.37)%	(11.49)%	(6.68)%
6-month average premium/(discount) to NAV	(12.64)%	(11.42)%	(12.55)%	(6.33)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXJ.
Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NJV.
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NQP.
Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPN.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	10.27%	13.45%	6.25%	7.18%
NXJ at Common Share Price	10.53%	16.82%	7.06%	7.02%
S&P Municipal Bond New Jersey Index	6.82%	9.34%	4.58%	5.12%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.4%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	148.7%
Floating Rate Obligations	(3.7)%
VRDP Shares, net of deferred offering costs	(45.0)%
Net Assets	100%

States and Territories
(% of total investments)
New Jersey	87.5%
Pennsylvania	5.9%
New York	3.8%
Delaware	1.9%
Guam	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.6%
Transportation	18.7%
Education and Civic Organizations	14.1%
Health Care	13.1%
U.S. Guaranteed	7.5%
Housing/Single Family	4.7%
Other	17.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.7%
AAA	10.9%
AA	34.0%
A	26.5%
BBB	14.3%
BB or Lower	6.4%
N/R (not rated)	0.2%
Total	100%

NJV	Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NJV at Common Share NAV	7.75%	9.75%	4.36%	5.68%
NJV at Common Share Price	7.15%	13.76%	4.87%	5.35%
S&P Municipal Bond New Jersey Index	6.82%	9.34%	4.58%	5.12%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	102.6%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating
Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

States and Territories
(% of total investments)
New Jersey	88.4%
Pennsylvania	6.6%
Guam	2.0%
Delaware	1.5%
New York	1.5%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	17.2%
Tax Obligation/Limited	16.9%
Transportation	14.6%
Health Care	13.0%
Housing/Multifamily	9.1%
Tax Obligation/General	7.9%
U.S. Guaranteed	7.5%
Other	13.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.2%
AAA	5.9%
AA	34.9%
A	28.4%
BBB	14.4%
BB or Lower	6.0%
N/R (not rated)	3.2%
Total	100%

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	8.89%	12.46%	5.40%	6.75%
NQP at Common Share Price	11.26%	16.44%	5.96%	6.99%
S&P Municipal Bond Pennsylvania Index	6.18%	8.81%	4.04%	4.87%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.0%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred offering
costs	157.8%
Floating Rate Obligations	(21.6)%
VRDP Shares, net of deferred offering costs	(36.2)%
Net Assets	100%

States and Territories
(% of total investments)
Pennsylvania	99.2%
Puerto Rico	0.5%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.2%
Tax Obligation/General	15.0%
Education and Civic Organizations	12.0%
Housing/Single Family	9.8%
U.S. Guaranteed	9.4%
Water and Sewer	8.0%
Utilities	6.4%
Transportation	6.3%
Tax Obligation/Limited	5.8%
Other	6.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.2%
AA	38.4%
A	32.5%
BBB	9.6%
BB or Lower	5.4%
N/R (not rated)	4.9%
Total	100%

NPN	Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPN at Common Share NAV	6.30%	8.41%	3.93%	5.36%
NPN at Common Share Price	11.05%	10.83%	4.17%	5.35%
S&P Municipal Bond Pennsylvania Index	6.18%	8.81%	4.04%	4.87%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.7%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating
Rate Obligations	102.4%
Floating Rate Obligations	(2.4)%
Net Assets	100%

States and Territories
(% of total investments)
Pennsylvania	94.0%
Guam	3.6%
District of Colombia	2.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	17.6%
U.S. Guaranteed	14.4%
Housing/Single Family	11.1%
Transportation	8.5%
Education and Civic Organizations	8.1%
Tax Obligation/General	7.7%
Housing/Multifamily	7.1%
Utilities	6.6%
Tax Obligation/Limited	5.5%
Long-Term Care	5.0%
Other	8.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.1%
AA	34.8%
A	27.9%
BBB	13.1%
BB or Lower	6.6%
N/R (not rated)	3.5%
Total	100%

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.4% (100.0% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32	9/19 at 100.00	Caa2	$ 1,933,093
1,485	5.125%, 1/01/37	9/19 at 100.00	Caa2	1,117,789
3,945	Total Consumer Discretionary			3,050,882
	Consumer Staples – 4.6% (3.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,505	4.000%, 6/01/37	6/28 at 100.00	A–	9,148,743
965	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,108,399
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	13,687,091
6,930	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	7,762,016
	Bonds, Series 2018B, 5.000%, 6/01/46
28,080	Total Consumer Staples			31,706,249
	Education and Civic Organizations – 20.8% (14.1% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	1,981,866
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,147,480
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	192,624
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	2,415,541
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
500	5.000%, 6/01/32	12/27 at 100.00	A	621,705
820	3.000%, 6/01/32	12/27 at 100.00	A	867,437
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	3,620,757
	Revenue Bonds, Tender Option Bond Trust 2016-XF2357, 14.183%, 6/15/46, 144A (IF) (4)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA–	2,756,581
3,250	5.000%, 7/01/43	7/23 at 100.00	AA–	3,609,612
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,209,362
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	AA–	6,768,541
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	AA–	2,846,338
1,600	5.000%, 7/01/33	7/25 at 100.00	AA–	1,894,336
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,181,380
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community
	College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A3	1,546,425
1,000	5.375%, 7/01/41	7/20 at 100.00	A3	1,031,300

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/21 at 100.00	AAA	$ 5,206,899
	Option Bond Trust 2015-XF0099, 10.820%, 7/01/39, 144A (IF)
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	5,896,320
	Option Bond Trust 2015-XF0149, 11.167%, 7/01/44, 144A (IF) (4)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding
	Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	598,301
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,140,090
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,150	5.000%, 7/01/32	7/21 at 100.00	Baa2	1,203,659
740	5.000%, 7/01/37	7/21 at 100.00	Baa2	771,753
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
330	3.750%, 7/01/37	7/27 at 100.00	Baa2	344,424
3,830	4.000%, 7/01/42	7/27 at 100.00	Baa2	4,061,409
4,205	5.000%, 7/01/47	7/27 at 100.00	Baa2	4,806,862
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	A–	1,397,328
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	A–	831,203
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	A–	765,892
1,935	5.000%, 7/01/43	7/23 at 100.00	A–	2,153,636
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	A–	2,017,378
	Series 2016C, 3.000%, 7/01/46
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	A–	1,287,911
2,500	5.000%, 7/01/42	7/27 at 100.00	A–	3,007,950
3,160	5.000%, 7/01/47	7/27 at 100.00	A–	3,773,072
1,050	4.000%, 7/01/47	7/27 at 100.00	A–	1,156,690
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	1,050,787
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A2	5,282,532
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,411,140
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,899,087
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds,
	Refunding Series 2018A:
2,500	3.750%, 12/01/30 (AMT)	6/28 at 100.00	Aaa	2,769,300
2,560	4.000%, 12/01/32 (AMT)	6/28 at 100.00	Aaa	2,867,405
2,000	4.000%, 12/01/33 (AMT)	6/28 at 100.00	Aaa	2,241,160
2,135	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	2,375,956
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior
	Lien Series 2016-1A:
6,180	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	6,584,914
1,430	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	1,546,602
1,880	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	6/28 at 100.00	Aa1	1,945,631
	Series 2019B, 3.250%, 12/01/39 (AMT)
720	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/19 at 100.00	Aaa	726,617
	2010-1A, 5.000%, 12/01/25

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/20 at 100.00	Aaa	$ 1,004,842
	2010-2, 5.000%, 12/01/30
730	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/21 at 100.00	Aaa	786,546
	2011-1, 5.750%, 12/01/27 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,
	Series 2012-1A:
2,535	4.250%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	2,718,762
835	4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	894,961
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	557,440
	2012-1B, 5.750%, 12/01/39 (AMT)
805	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	851,271
	2013-1A, 3.750%, 12/01/26 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,
	Series 2015-1A:
5,000	4.000%, 12/01/28 (AMT)	12/24 at 100.00	Aaa	5,527,650
2,575	4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	2,827,633
6,855	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,527,818
	Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)
3,560	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	3,704,892
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
761	8.070%, 12/01/23 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	920,483
675	8.246%, 12/01/24 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	815,846
460	8.574%, 12/01/25 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	561,030
140	8.991%, 12/01/26 (AMT), 144A (IF) (4)	12/22 at 100.00	Aaa	171,039
1,775	10.032%, 12/01/27 (AMT), 144A (IF)	12/22 at 100.00	Aaa	2,352,265
400	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A,	7/22 at 100.00	A1	433,860
	5.000%, 7/01/42
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,685,595
	5.000%, 7/01/45
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 2016-XF2356,	5/23 at 100.00	Aa3	3,202,269
	14.097%, 5/01/43, 144A (IF) (4)
125,926	Total Education and Civic Organizations			144,357,395
	Financials – 1.0% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road
	Landfill Project, Series 2002:
4,765	5.750%, 10/01/21	No Opt. Call	Ba2	4,994,006
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,795,785
6,265	Total Financials			6,789,791
	Health Care – 19.3% (13.1% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	200,645
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	252,129
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,510,384
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,581,407
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,578,055
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,825,900
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,428,846
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,125,320
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,188,856
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,868,112
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	9/19 at 100.00	AA–	$ 225,689
	Corporation, Series 2008A, 5.000%, 7/01/27
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,137,620
3,425	6.250%, 7/01/35	7/21 at 100.00	BB+	3,664,955
3,550	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	9/19 at 100.00	BB+	3,561,324
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,	7/22 at 100.00	AA–	1,265,923
	Barnabas Health, Series 2012A, 5.000%, 7/01/24
2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	2,834,514
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	12,694,000
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	890,127
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	4,947,466
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical
	Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A+	2,287,914
1,310	4.000%, 7/01/45	7/24 at 100.00	A+	1,387,644
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	14,440,584
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health
	System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,312,420
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,308,910
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,753,025
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,632,686
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	1,012,915
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,285,866
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,664,632
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,921,663
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,880,228
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,500,732
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	938,644
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,625,648
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,255,117
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,871,904
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	3,151,926
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,571,351
5,600	4.000%, 7/01/48	7/26 at 100.00	BBB–	6,048,560
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	2,502,701
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
$ 5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	$ 5,474,565
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,474,839
118,320	Total Health Care			134,085,746
	Housing/Multifamily – 3.3% (2.3% of Total Investments)
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	BBB–	2,064,278
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	BBB–	2,065,452
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB+	6,468,721
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	2,298,407
1,235	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,310,100
1,235	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,308,470
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	4,591,167
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA–	1,225,226
1,750	4.250%, 11/01/37 (AMT)	5/26 at 100.00	AA–	1,911,053
21,650	Total Housing/Multifamily			23,242,874
	Housing/Single Family – 7.0% (4.7% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds,
	Series 2011A:
7,905	4.450%, 10/01/25	4/21 at 100.00	Aa2	8,265,547
7,915	4.650%, 10/01/29	4/21 at 100.00	Aa2	8,253,525
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
6,760	3.600%, 4/01/33	10/27 at 100.00	AA	7,386,246
4,160	3.750%, 10/01/35	10/27 at 100.00	AA	4,555,616
3,615	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	3,915,587
	Series 2018B, 3.800%, 10/01/32 (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
5,500	3.500%, 10/01/34 (UB) (4)	4/28 at 100.00	AA	5,981,800
5,500	3.850%, 10/01/39 (UB) (4)	4/28 at 100.00	AA	6,024,700
3,750	3.950%, 10/01/44 (UB) (4)	4/28 at 100.00	AA	4,101,000
45,105	Total Housing/Single Family			48,484,021
	Long-Term Care – 1.3% (0.9% of Total Investments)
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	533,205
	Series 2014, 5.250%, 1/01/44
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	5,280,750
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	1,545,036
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	1,525,255
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
8,370	Total Long-Term Care			8,884,246

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 6.1% (4.1% of Total Investments)
$ 2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	$ 2,586,696
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured
440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	473,242
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	3,262,837
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
1,000	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.000%,	No Opt. Call	AA	1,025,010
	2/01/24 – BAM Insured
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	724,438
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,446,838
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,202,652
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,365,490
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	396,315
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,219,036
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement
	Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,261,060
515	5.000%, 11/01/31	11/27 at 100.00	AA–	641,448
440	5.000%, 11/01/33	11/27 at 100.00	AA–	545,076
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,152,074
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series	8/20 at 100.00	AA–	2,042,387
	2010, 5.000%, 8/01/27
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation	3/25 at 100.00	AA–	2,667,737
	Bonds, Refunding Series 2015, 5.000%, 3/01/38
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	878,104
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	513,732
610	5.000%, 9/01/29	9/22 at 100.00	A+	674,416
300	5.000%, 9/01/31	9/22 at 100.00	A+	331,254
250	3.625%, 9/01/34	9/22 at 100.00	A+	260,173
2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	2,461,910
	2017, 4.000%, 9/15/44 – AGM Insured
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
1,000	5.000%, 2/15/34	2/25 at 100.00	AA	1,177,950
1,395	5.000%, 2/15/35	2/25 at 100.00	AA	1,639,055
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	5,593,489
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	2,670,452
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,170	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017,	9/25 at 100.00	Aaa	2,365,300
	3.000%, 3/01/27
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,943,124
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
38,030	Total Tax Obligation/General			42,521,295

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 36.3% (24.6% of Total Investments)
$ 3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	$ 4,803,084
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	4,713,570
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,716,290
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,335	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	3,005,168
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	BB	5,309,855
3,020	5.125%, 1/01/42	1/22 at 100.00	BB	3,178,157
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	BB	530,595
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	12,194,359
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	4,417,060
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB+	328,764
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	6,944,512
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,770,476
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB+	8,581,553
415	5.000%, 6/15/29	6/22 at 100.00	BBB+	447,316
4,280	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	A–	4,817,097
	Series 2017B, 4.500%, 6/15/40
5,570	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB+	5,769,016
	Refunding Series 2017A, 3.375%, 7/01/30
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	A–	7,268,045
	2014UU, 5.000%, 6/15/27
12,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	A–	13,700,040
	2015WW, 5.250%, 6/15/40
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	A–	5,704,350
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26
6,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	7,137,540
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
1,130	5.000%, 6/15/29	6/26 at 100.00	A+	1,353,356
655	5.000%, 6/15/30	6/26 at 100.00	A+	780,177
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	24,493,984
	Appreciation Series 2010A, 0.000%, 12/15/30
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	9,164,097
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,565	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	26,741,397
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	26,877,893
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	3,423,299
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	8,160,040
	2010D, 5.000%, 12/15/24
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011A:
145	6.000%, 6/15/35	6/21 at 100.00	A–	155,584
1,510	5.500%, 6/15/41	6/21 at 100.00	A–	1,603,061

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011B:
$ 830	5.500%, 6/15/31	6/21 at 100.00	A–	$ 884,979
4,345	5.250%, 6/15/36	6/21 at 100.00	A–	4,607,134
445	5.000%, 6/15/37	6/21 at 100.00	A–	469,560
2,680	5.000%, 6/15/42	6/21 at 100.00	A–	2,820,727
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	A–	1,381,231
440	5.000%, 12/15/36	12/28 at 100.00	A–	526,900
4,740	4.250%, 12/15/38	12/28 at 100.00	A–	5,271,212
3,290	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	3,671,936
	2019AA, 4.500%, 6/15/49
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	4,158,185
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/22 at 100.00	Aa2	4,133,561
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	19.792%, 5/01/28, 144A (IF) (4)	No Opt. Call	Aaa	769,665
285	19.855%, 5/01/29, 144A (IF) (4)	No Opt. Call	Aaa	815,240
200	19.855%, 5/01/30, 144A (IF) (4)	No Opt. Call	Aaa	598,028
370	19.660%, 5/01/31, 144A (IF) (4)	No Opt. Call	Aaa	1,143,777
385	19.762%, 5/01/32, 144A (IF) (4)	No Opt. Call	Aaa	1,244,647
400	19.765%, 5/01/33, 144A (IF) (4)	No Opt. Call	Aaa	1,346,612
415	19.855%, 5/01/34, 144A (IF) (4)	No Opt. Call	Aaa	1,452,400
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield – Park	No Opt. Call	AA+	8,984,215
	Madison Redevelopment Project, Tender Option Bond Trust 2016-XG0057, 13.991%, 3/01/34,
	144A (IF) (4)
259,000	Total Tax Obligation/Limited			252,369,744
	Transportation – 27.5% (18.7% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series	9/19 at 100.00	Baa2	5,568,315
	2005A, 5.250%, 6/01/20 – NPFG Insured
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	2,631,312
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,468,459
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,343,294
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,814,234
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,114,420
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,135,953
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	A1	2,624,906
1,520	5.000%, 7/01/29	No Opt. Call	A1	2,028,258
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,454,359
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	12,427,612
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,400	5.000%, 7/01/28	No Opt. Call	A1	1,831,494
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,801,413
950	5.000%, 7/01/30	7/29 at 100.00	A1	1,258,038

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	$ 7,992,815
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,955,633
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	2,004,012
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,819,641
1,875	5.000%, 1/01/26	1/23 at 100.00	A	2,084,250
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,913,067
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	6,296,370
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,084,010
1,800	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,987,776
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB	2,617,493
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Ba1	6,672,517
7,440	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	8,625,638
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration
	Section 5307 Urbanized Area Formula Funds, Series 2014A:
6,000	5.000%, 9/15/20	No Opt. Call	A	6,230,280
5,750	5.000%, 9/15/21	No Opt. Call	A	6,171,130
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	7,602,804
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 –	No Opt. Call	AA	4,137,198
	AGM Insured
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,553,221
1,365	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	AA+	1,942,859
	13.548%, 1/01/43, 144A (IF) (4)
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	9/19 at 100.00	A2	2,757,645
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	8,295,651
	Seventy Ninth Series 2013, 5.000%, 12/01/43
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	AA–	5,310,900
	Seventy Seventh Series 2013, 4.000%, 1/15/43 (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fourteen Series 2019:
2,000	4.000%, 9/01/37 (AMT) (UB) (4)	9/29 at 100.00	AA–	2,342,240
2,500	4.000%, 9/01/38 (AMT) (UB) (4)	9/29 at 100.00	AA–	2,914,775
2,500	4.000%, 9/01/39 (AMT) (UB) (4)	9/29 at 100.00	AA–	2,904,425
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
16,150	5.750%, 12/01/22 – NPFG Insured (AMT)	9/19 at 100.00	BBB+	16,846,711
12,130	5.750%, 12/01/25 – NPFG Insured (AMT)	9/19 at 100.00	BBB+	12,577,112
169,535	Total Transportation			191,142,240
	U.S. Guaranteed – 11.1% (7.5% of Total Investments) (5)
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds,
	Refunding Series 2012A:
2,150	5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	2,381,942
650	4.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	702,091
625	4.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	670,613

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds,
	Series 2010E:
$ 5,005	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	A+	$ 5,068,714
1,000	5.000%, 1/01/40 (Pre-refunded 1/01/20) – AGM Insured	1/20 at 100.00	AA	1,012,730
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	28,403
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	4,005,140
2,100	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	2,175,264
70	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	No Opt. Call	N/R	74,045
	Refunding Series 2012A-R, 4.000%, 9/01/21 (ETM)
30	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	9/21 at 100.00	N/R	31,231
	Series 2012A, 3.250%, 9/01/31 (Pre-refunded 9/01/21)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health
	System Obligated Group Issue, Refunding Series 2012:
4,165	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	4,750,307
3,375	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,739,095
1,500	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,661,820
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,966,294
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	640,581
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,495,136
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	319,971
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	8,293,801
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St Clare’s	8/19 at 100.00	AA	3,935,550
	Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)
175	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A,	7/22 at 100.00	N/R	194,395
	5.000%, 7/01/42 (Pre-refunded 7/01/22)
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series	No Opt. Call	Baa2	1,722,302
	2004, 5.500%, 3/01/22 – NPFG Insured (ETM)
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	7,596,750
	(Pre-refunded 1/01/20)
2,260	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	AA+	3,216,749
	13.548%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (4)
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South	12/19 at 100.00	A3	1,672,720
	Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
1,455	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,611,573
225	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	249,212
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,034,378
	2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue	5/20 at 100.00	Aa2	2,154,810
	Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)
73,485	Total U.S. Guaranteed			77,405,617
	Utilities – 4.8% (3.2% of Total Investments)
13,500	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	7/20 at 100.00	BB–	13,726,260
	Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A
1,510	Industrial Pollution Control Financing Authority of Cape May County, New Jersey,	No Opt. Call	A	1,629,713
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
$ 1,000	4.750%, 6/15/32 (AMT)	6/22 at 100.00	Baa2	$ 1,062,530
1,225	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,306,720
1,500	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	Aa3	1,501,620
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
5,100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	5/20 at 100.00	A+	5,233,314
	Jersey-American Water Company Inc Project, Refunding Series 2010B, 5.600%, 11/01/34 (AMT)
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	11/20 at 100.00	A+	2,114,011
	Jersey-American Water Company Inc Project, Refunding Series 2010D, 4.875%, 11/01/29 (AMT)
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,713,661
	Refunding Series 2018, 5.000%, 3/01/37
2,530	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	2,749,983
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
31,105	Total Utilities			33,037,812
	Water and Sewer – 3.9% (2.7% of Total Investments)
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	16,432,659
	Water Company, Series 2012C, 4.250%, 10/01/47 (AMT)
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,596,623
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
1,650	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	9/21 at 100.00	AAA	1,691,696
	Series 2012A, 3.250%, 9/01/31
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
2,365	5.000%, 6/01/27	6/22 at 100.00	A+	2,592,324
3,775	5.000%, 6/01/42	6/22 at 100.00	A+	4,110,295
25,815	Total Water and Sewer			27,423,597
$ 954,631	Total Long-Term Investments (cost $922,944,237)			1,024,501,509
	Floating Rate Obligations – (3.7)%			(25,665,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.0)% (6)			(312,470,452)
	Other Assets Less Liabilities – 1.3% (7)			8,597,952
	Net Asset Applicable to Common Shares – 100%			$ 694,964,009

Investments in Derivatives
Futures Contracts

							Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(106)	12/19	$(13,980,690)	$(13,962,188)	$18,502	$(9,938)
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$(9,938)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.5%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 102.6% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.3% of Total Investments)
$ 100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	9/19 at 100.00	Caa2	$ 78,581
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32
	Consumer Staples – 3.0% (2.9% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	231,274
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	357,411
120	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	134,407
	Bonds, Series 2018B, 5.000%, 6/01/46
640	Total Consumer Staples			723,092
	Education and Civic Organizations – 17.6% (17.2% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	123,867
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	29,178
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	235,822
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	28,783
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	110,071
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	137,179
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
15	5.000%, 6/01/32	12/27 at 100.00	A	18,651
20	3.000%, 6/01/32	12/27 at 100.00	A	21,157
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	66,368
	Revenue Bonds, Tender Option Bond Trust 2016-XF2357, 14.183%, 6/15/46, 144A (IF) (4)
185	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	AA–	191,290
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	109,942
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	AA–	56,879
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2012A:
100	5.000%, 7/01/32	7/21 at 100.00	Baa2	104,666
30	5.000%, 7/01/37	7/21 at 100.00	Baa2	31,287
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
	Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	Baa2	5,219
100	4.000%, 7/01/42	7/27 at 100.00	Baa2	106,042
100	5.000%, 7/01/47	7/27 at 100.00	Baa2	114,313
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	A–	83,857
	Series 2013D, 5.000%, 7/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
$ 435	3.000%, 7/01/41	7/26 at 100.00	A–	$ 448,289
50	3.000%, 7/01/46	7/26 at 100.00	A–	51,203
25	4.000%, 7/01/46	7/26 at 100.00	A–	27,335
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
30	5.000%, 7/01/47	7/27 at 100.00	A–	35,820
200	4.000%, 7/01/47	7/27 at 100.00	A–	220,322
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	26,943
	Elizabeth, Series 2016D, 5.000%, 7/01/46
265	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds,	6/28 at 100.00	Aaa	294,908
	Refunding Series 2018A, 4.000%, 12/01/35 (AMT)
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding	6/28 at 100.00	Aa1	102,064
	Senior Series 2019A, 2.375%, 12/01/29
160	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/25 at 100.00	Aaa	164,008
	Lien Series 2016-1A, 2.750%, 12/01/27 (AMT)
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	218,276
	Lien Series 2017-1A, 4.000%, 12/01/40 (AMT)
150	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	6/28 at 100.00	Aa1	155,236
	Series 2019B, 3.250%, 12/01/39 (AMT)
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/20 at 100.00	Aaa	31,401
	2010-2, 5.000%, 12/01/30
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	111,488
	2012-1B, 5.750%, 12/01/39 (AMT)
195	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/24 at 100.00	Aaa	214,131
	2015-1A, 4.000%, 12/01/30 (AMT)
160	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	166,512
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
54	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender	12/22 at 100.00	AA	65,317
	Option Bond Trust 2015-XF0151, 8.070%, 12/01/23 (AMT), 144A (IF) (4)
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	233,530
	5.000%, 7/01/45
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 2016-XF2356,	5/23 at 100.00	Aa3	88,542
	14.097%, 5/01/43, 144A (IF) (4)
3,859	Total Education and Civic Organizations			4,229,896
	Health Care – 13.3% (13.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	120,387
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	112,532
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	118,222
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	214,012
	Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	78,581
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	265,420
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
125	5.000%, 7/01/28	7/27 at 100.00	AA–	158,951
150	5.000%, 7/01/57	7/27 at 100.00	AA–	179,256

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	$ 116,520
	Center, Refunding Series 2014A, 4.000%, 7/01/45
35	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	38,948
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	432,857
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	No Opt. Call	AA–	21,379
	System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	AA	30,509
40	5.000%, 7/01/33	7/26 at 100.00	AA	48,753
30	5.000%, 7/01/34	7/26 at 100.00	AA	36,452
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	151,078
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	125,496
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	120,339
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	10,160
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	437,440
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	106,725
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	140,790
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	125,891
2,800	Total Health Care			3,190,698
	Housing/Multifamily – 9.3% (9.1% of Total Investments)
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	BBB–	61,537
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	BBB–	108,708
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB+	165,045
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A,	11/19 at 100.00	AA–	1,004,250
	4.950%, 5/01/41
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	127,532
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	285,034
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	477,817
	3.875%, 11/01/38
2,135	Total Housing/Multifamily			2,229,923
	Housing/Single Family – 5.0% (4.9% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
160	3.600%, 4/01/33	10/27 at 100.00	AA	174,822
100	3.750%, 10/01/35	10/27 at 100.00	AA	109,510

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 90	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	$ 97,484
	Series 2018B, 3.800%, 10/01/32 (AMT)
750	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	820,200
	Series 2019C, 3.950%, 10/01/44 (UB) (4)
1,100	Total Housing/Single Family			1,202,016
	Long-Term Care – 1.1% (1.0% of Total Investments)
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	15,682
	Series 2014, 5.250%, 1/01/44
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	147,861
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	43,831
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	52,595
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
245	Total Long-Term Care			259,969
	Tax Obligation/General – 8.1% (7.9% of Total Investments)
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	89,393
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
125	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.000%, 2/01/24	No Opt. Call	AA	128,126
	– BAM Insured
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	37,790
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	32,504
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	54,402
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	126,106
	2017A, 5.000%, 11/01/29
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	158,989
	2017, 5.000%, 1/15/27
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation	3/25 at 100.00	AA–	128,707
	Bonds, Refunding Series 2015, 5.000%, 3/01/38
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	23,108
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	115,615
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	365,739
130	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	155,623
50	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking	9/26 at 100.00	AA	51,924
	Revenue Bonds, Refunding Series 2016B, 3.000%, 9/01/39 – AGM Insured
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	137,801
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	162,444
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	180,508
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
1,700	Total Tax Obligation/General			1,948,779
	Tax Obligation/Limited – 17.3% (16.9% of Total Investments)
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	315,317
	Series 2005A, 5.750%, 11/01/28 – AGM Insured

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	$ 179,070
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	271,270
400	5.000%, 6/15/28	6/22 at 100.00	BBB+	432,048
50	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	A–	56,274
	Series 2017B, 4.500%, 6/15/40
115	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB+	119,109
	Refunding Series 2017A, 3.375%, 7/01/30
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,154,028
	2009A, 0.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011A:
40	6.000%, 6/15/35	6/21 at 100.00	A–	42,920
190	5.500%, 6/15/41	6/21 at 100.00	A–	201,710
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2011B:
130	5.500%, 6/15/31	6/21 at 100.00	A–	138,611
270	5.250%, 6/15/36	6/21 at 100.00	A–	286,289
55	5.000%, 6/15/37	6/21 at 100.00	A–	58,035
425	5.000%, 6/15/42	6/21 at 100.00	A–	447,317
25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	27,802
	2018A, 4.250%, 12/15/38
90	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	100,448
	2019AA, 4.500%, 6/15/49
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	N/R	322,945
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 19.363%, 5/01/30,
	144A (IF) (4)
4,715	Total Tax Obligation/Limited			4,153,193
	Transportation – 15.0% (14.6% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series	9/19 at 100.00	Baa2	250,825
	2005A, 5.250%, 6/01/20 – NPFG Insured
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	161,544
200	5.000%, 1/01/44	1/24 at 100.00	A1	226,006
540	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	657,288
	Revenue Bonds, Series 2017, 5.000%, 7/01/47
320	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	418,627
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28
175	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	222,467
	5.000%, 1/01/37
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	327,477
	Port District Project, Series 2012, 5.000%, 1/01/27
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	215,358
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB	93,066
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
320	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	370,995
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	295,086

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	$ 361,179
	Seventy Ninth Series 2013, 5.000%, 12/01/43
3,090	Total Transportation			3,599,918
	U.S. Guaranteed – 7.7% (7.5% of Total Investments) (5)
480	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%,	12/19 at 100.00	N/R	485,506
	12/01/34 (Pre-refunded 12/01/19)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	103,492
50	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	51,792
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	23,084
85	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	98,107
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	75,693
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
1,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital	10/19 at 100.00	A–	1,003,420
	Asset Transformatiom Program, Series 2009A, 5.750%, 10/01/31 (Pre-refunded 10/01/19)
1,805	Total U.S. Guaranteed			1,841,094
	Utilities – 4.5% (4.4% of Total Investments)
470	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	7/20 at 100.00	BB–	477,877
	Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A
300	Industrial Pollution Control Financing Authority of Cape May County, New Jersey,	No Opt. Call	A	323,784
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured
200	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	Aa3	200,216
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
65	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	70,652
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
1,035	Total Utilities			1,072,529
	Water and Sewer – 0.4% (0.3% of Total Investments)
75	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	82,695
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
$ 23,299	Total Long-Term Investments (cost $22,479,404)			24,612,383
	Floating Rate Obligations – (3.5)%			(830,000)
	Other Assets Less Liabilities – 0.9% (6)			216,124
	Net Asset Applicable to Common Shares – 100%			$ 23,998,507

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Investments in Derivatives
Futures Contracts

							Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 5-Year Note	Short	(16)	12/19	$(1,919,336)	$(1,919,625)	$(289)	$(1,500)
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$(1,500)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.0% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,654,820
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
	Education and Civic Organizations – 18.8% (12.0% of Total Investments)
1,160	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	1,358,325
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	972,853
	Duquesne University, Series 2013A, 3.500%, 3/01/34
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	729,576
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,134,760
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,848,275
	Robert Morris University, Series 2017, 5.000%, 10/15/47
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,737,888
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	952,251
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	2,266,088
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,209,360
	Project, Second Series 2017A, 5.000%, 11/01/39
1,470	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,677,373
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,112,290
	Series 2014, 5.000%, 5/01/37
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University,	9/19 at 100.00	AA	751,268
	Series 2006, 4.500%, 10/01/27 – RAAI Insured
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,810,643
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,547,609
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB+	596,820
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB+	1,578,418
815	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student	No Opt. Call	N/R	813,386
	Cooperative Association Inc/Indiana University of Pennsylvania – Student Union Project,
	Series 1999B, 0.000%, 11/01/19 – AMBAC Insured
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
475	3.375%, 11/01/33	11/27 at 100.00	A–	506,773
2,910	4.000%, 11/01/40	11/27 at 100.00	A–	3,155,342
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of	5/22 at 100.00	A	5,609,302
	Technology, Series 2012, 5.000%, 5/01/32
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	4/20 at 100.00	BBB	2,195,428
	Arcadia University, Series 2010, 5.625%, 4/01/40

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	$ 2,243,085
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
3,410	4.000%, 9/01/44	9/29 at 100.00	A	3,784,213
395	4.000%, 9/01/49	9/29 at 100.00	A	435,800
1,465	Pennsylvania Higher Educational Facilites Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,660,885
	University, Series 2013A, 6.500%, 9/01/38
1,625	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State	9/19 at 100.00	Aa3	1,629,566
	System of Higher Education, Series 2008AH, 5.000%, 6/15/33
2,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/21 at 100.00	A–	2,589,097
	Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	3,004,423
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,444,291
85	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	A	89,829
	Series 2011A, 5.250%, 5/01/41
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy	5/22 at 100.00	BBB	1,076,160
	College, Series 2012-KK1, 5.375%, 5/01/42
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BBB	332,560
	Series 2012, 4.000%, 5/01/32
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University,	4/22 at 100.00	Aa3	2,148,520
	First Series of 2012, 5.000%, 4/01/42
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	8,272,481
	University, Refunding Series 2015A, 5.250%, 9/01/50 (UB) (4)
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	825,710
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	1,077,123
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,688,505
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,489,719
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	1,755,821
	Series 2013A, 5.500%, 7/15/38
3,005	Pennsylvania State University, Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	3,059,451
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BBB	1,307,798
	University, Series 2017, 3.625%, 5/01/35
554	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	9/19 at 100.00	N/R	5,540
	Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (5)
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	6/20 at 100.00	BB	4,614,840
	Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	9/19 at 100.00	N/R	466,055
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	2,600,653
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,684,658
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	5,550,877
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton	3/21 at 100.00	A1	$ 5,285,850
	County Area Community College, Series 2011, 5.500%, 3/01/31
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	3,770,788
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,233,545
740	5.000%, 11/01/33	11/25 at 100.00	A–	872,963
740	4.000%, 11/01/35	11/25 at 100.00	A–	791,275
103,714	Total Education and Civic Organizations			112,356,109
	Health Care – 33.1% (21.2% of Total Investments)
17,120	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	18,675,352
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio
	Valley General Hospital, Series 2005A:
1,685	5.000%, 4/01/25	9/19 at 100.00	Caa1	1,674,435
4,160	5.125%, 4/01/35	9/19 at 100.00	Caa1	3,878,410
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A+	242,810
1,000	4.000%, 7/15/37	7/29 at 100.00	A+	1,146,630
460	4.000%, 7/15/38	7/29 at 100.00	A+	525,072
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health
	System, Inc, Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	AA–	4,242,981
1,910	5.000%, 5/15/27	5/21 at 100.00	AA–	2,018,316
2,000	5.000%, 5/15/28	5/21 at 100.00	AA–	2,113,780
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
9,985	5.000%, 11/01/50	11/27 at 100.00	A	11,688,940
4,100	5.000%, 11/01/50 (UB) (4)	11/27 at 100.00	A	4,799,665
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	A	3,456,849
	Medical Center Project, Series 2012A, 4.500%, 11/01/41
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health,	12/21 at 100.00	AA–	4,288,600
	Refunding Series 2011, 5.375%, 12/01/41
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41	11/25 at 100.00	AA–	937,503
2,985	5.000%, 11/15/46	11/25 at 100.00	AA–	3,438,750
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,641,152
1,935	4.000%, 10/01/37	10/27 at 100.00	AA	2,192,007
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A+	1,645,352
375	5.000%, 6/01/35	6/26 at 100.00	A+	447,653
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	3,732,959
	Health System Project, Series 2012A, 5.000%, 6/01/42
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,641,495
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,555,348
	5.000%, 7/01/41

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	$ 5,926,800
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA	5,139,725
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba1	1,521,522
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds,	1/22 at 100.00	N/R	4,288,626
	Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 10.819%,
	7/01/42, 144A (IF)
2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	2,604,866
	System, Refunding Series 2016B, 5.000%, 8/15/46 (UB) (4)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,571,140
	System, Series 2016A, 5.000%, 8/15/42 (UB) (4)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,792,067
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/22 at 100.00	A+	2,660,880
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A	1,310,945
2,850	4.000%, 11/01/41 (UB) (4)	5/26 at 100.00	A	3,049,643
4,955	4.000%, 11/01/46 (UB) (4)	5/26 at 100.00	A	5,279,998
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	4,793,706
	Group, Series 2012, 4.000%, 11/01/32
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,076,936
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	3,114,121
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities	4/22 at 100.00	AA	990,074
	Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	8,503,425
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A+	4,434,800
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	18,105,425
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (4)
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/22 at 100.00	AA	3,371,591
	Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42
4,885	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	5,320,595
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/21 at 100.00	AA	2,871,612
	Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114,
	10.813%, 7/01/41, 144A (IF)
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,437,310
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,247,548
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	3,518,430
	Health Network, Series 2016B, 5.000%, 7/01/45
2,000	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	AA–	2,444,620
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,380,010
	Group, Refunding Series 2014A, 5.000%, 6/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	$ 2,470,220
	Group, Series 2019A, 5.000%, 6/01/49
1,800	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania,	7/27 at 100.00	BBB–	2,118,330
	Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/30
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	A	3,818,700
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,835	5.625%, 1/01/32	1/22 at 100.00	AA	2,008,004
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,160,381
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System	7/20 at 100.00	A3	589,754
	Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30
177,770	Total Health Care			197,905,863
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Baa3	173,107
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	Baa3	1,734,678
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BBB–	1,344,396
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BBB–	2,099,652
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	316,940
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,603	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	9/19 at 100.00	Baa3	1,605,228
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
6,818	Total Housing/Multifamily			7,274,001
	Housing/Single Family – 15.3% (9.8% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
4,750	3.300%, 10/01/32 (UB) (4)	10/21 at 100.00	AA+	4,841,865
4,425	3.650%, 10/01/37	10/21 at 100.00	AA+	4,523,058
2,275	3.650%, 10/01/37 (UB) (4)	10/21 at 100.00	AA+	2,325,414
1,830	3.700%, 10/01/42 (UB) (4)	10/21 at 100.00	AA+	1,867,057
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2015-116B:
2,330	3.950%, 10/01/40 (UB) (4)	10/24 at 100.00	AA+	2,458,966
3,000	4.000%, 4/01/45 (UB) (4)	10/24 at 100.00	AA+	3,160,830
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2015-117B:
3,290	3.900%, 10/01/35 (UB) (4)	10/24 at 100.00	AA+	3,513,885
2,465	4.050%, 10/01/40 (UB) (4)	10/24 at 100.00	AA+	2,625,077
2,045	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	2,150,522
	2016-119, 3.500%, 10/01/36
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	7,259,490
	2016-120, 3.200%, 4/01/40 (UB) (4)
22,450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	23,233,281
	2016-121, 3.200%, 10/01/41 (UB) (4)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2017-122:
$ 2,000	3.650%, 10/01/32 (UB) (4)	4/26 at 100.00	AA+	$ 2,158,880
6,725	3.900%, 10/01/36 (UB) (4)	4/26 at 100.00	AA+	7,291,514
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2017-123B:
4,160	3.450%, 10/01/32 (UB) (4)	10/26 at 100.00	AA+	4,459,645
4,165	3.900%, 10/01/37 (UB) (4)	10/26 at 100.00	AA+	4,527,980
3,930	4.000%, 10/01/42 (UB) (4)	10/26 at 100.00	AA+	4,251,946
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	5,307,050
	2017-124B, 3.500%, 10/01/37 (UB) (4)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2018-126A:
2,400	3.700%, 10/01/33 (UB) (4)	4/27 at 100.00	AA+	2,618,208
2,260	3.950%, 10/01/38 (UB) (4)	4/27 at 100.00	AA+	2,468,688
585	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option	4/21 at 100.00	AA+	656,464
	Bonds Trust 2015-XF0109, 7.898%, 10/01/31, 144A (IF) (4)
87,085	Total Housing/Single Family			91,699,820
	Industrials – 0.9% (0.6% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (AMT)	11/22 at 100.00	A1	2,735,593
545	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	596,807
2,000	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	2,177,720
5,040	Total Industrials			5,510,120
	Long-Term Care – 5.6% (3.6% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940	5.000%, 5/15/37	5/27 at 100.00	BBB	1,097,130
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,328,931
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,134,160
400	5.000%, 5/15/48	5/25 at 102.00	BBB	450,956
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	242,710
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
4,380	4.000%, 1/01/33	1/25 at 100.00	BBB+	4,627,777
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,374,213
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,143,723
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,101,697
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	848,851
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	303,006
2,015	3.250%, 1/01/39	1/26 at 100.00	BBB+	2,027,916
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	748,961
1,410	5.000%, 1/01/39	1/29 at 100.00	BBB+	1,665,901
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	740,818
	Villages Project, Series 2015, 5.000%, 11/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	4/22 at 100.00	BB+	$ 552,186
	Anne’s Retirement Community, Inc, Series 2012, 5.000%, 4/01/33
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,354,825
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,100,760
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,851,863
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/19 at 100.00	A–	1,501,635
	Woods Services Project, Series 2013, 4.000%, 11/15/38
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	5/22 at 100.00	A–	2,348,767
	Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26
30,545	Total Long-Term Care			33,546,786
	Materials – 1.2% (0.8% of Total Investments)
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,936,156
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Tax Obligation/General – 23.5% (15.0% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	882,899
1,700	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65,	5/21 at 100.00	AA–	1,809,259
	5.375%, 5/01/31
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,226,162
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,319,720
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,057,195
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,504,375
2,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,	11/28 at 100.00	AA–	2,982,912
	5.000%, 11/01/43
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,662,377
	5.000%, 12/01/37
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,726,665
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,438,456
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,226,627
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	3,375,660
	Series 2013, 5.250%, 6/01/43
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,499,110
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,252,493
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,281,467
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	5,463,484
	2000, 0.000%, 9/01/30 – AMBAC Insured
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	Aa3	7,110,326
	Refunding Series 2012, 4.000%, 10/15/32
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	7,038,857
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
$ 5,000	5.000%, 5/01/31	5/25 at 100.00	AA	$ 5,970,800
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,770,000
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,421,106
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,135,820
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,132,810
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds,
	Series 2016A:
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa2	1,188,220
2,660	5.000%, 10/01/34	4/25 at 100.00	Aa2	3,150,610
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa2	2,417,415
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	3,039,383
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	5,168,715
	5.000%, 6/01/34 – NPFG Insured
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	828,693
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	AA–	2,877,723
6,800	5.000%, 9/01/26	9/22 at 100.00	AA–	7,544,872
980	Radnor Township School District, Delaware County, Pennsylvania, General Obligation	9/19 at 100.00	Aa1	980,421
	Bonds, Series 2012, 3.000%, 2/15/34
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,064,740
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	8,389,982
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
270	5.000%, 11/15/26	5/24 at 100.00	BB+	302,022
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,216,681
1,000	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	2/20 at 100.00	AA	1,004,920
	Series 2014, 3.375%, 8/01/32 – BAM Insured
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	27,516,930
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
250	5.000%, 11/15/21	No Opt. Call	BB+	258,388
170	5.000%, 11/15/28	5/24 at 100.00	BB+	176,467
126,400	Total Tax Obligation/General			140,414,762
	Tax Obligation/Limited – 9.0% (5.8% of Total Investments)
1,070	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	9/19 at 100.00	N/R	1,066,993
	Mills Project, Series 2004, 5.600%, 7/01/23
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/22 at 100.00	Baa3	1,568,500
	Bonds, Series 2012A, 5.000%, 5/01/35
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Ba3	182,618
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,256,772
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,413,041
7,215	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	8,107,784

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,670	5.250%, 1/01/36	1/22 at 100.00	BB	$ 1,771,720
655	5.125%, 1/01/42	1/22 at 100.00	BB	689,302
1,620	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,691,523
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
1,935	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	A2	2,062,478
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/41
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/23 at 100.00	AA–	7,849,170
	Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate
	Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	2,793,948
4,000	0.000%, 12/01/44 (6)	12/26 at 100.00	AA–	4,193,120
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	3,044,150
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	6,599,889
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/22 at 100.00	AA	4,209,984
	Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGM Insured
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	4,724,268
	5.500%, 7/01/29 – AMBAC Insured
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	884,087
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
48,595	Total Tax Obligation/Limited			54,109,347
	Transportation – 9.9% (6.3% of Total Investments)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,696,794
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,571,815
610	5.000%, 1/01/25	1/23 at 100.00	A	678,887
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,504,680
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	16,023,062
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	960,827
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,458,340
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	12,263,930
	(UB) (4)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,580,280
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,735,920
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,727,168
1,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,667,775
	4.000%, 12/01/49
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	611,413
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A	1,792,845
	7/01/42 (AMT)
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,923,915

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
$ 1,000	5.000%, 12/15/30	12/27 at 100.00	A	$ 1,227,820
500	5.000%, 12/15/33	12/27 at 100.00	A	607,540
550	5.000%, 12/15/34	12/27 at 100.00	A	665,825
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,205,700
250	5.000%, 12/15/37	12/27 at 100.00	A	300,148
49,345	Total Transportation			59,204,684
	U.S. Guaranteed – 14.6% (9.4% of Total Investments) (7)
2,325	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%,	5/21 at 100.00	N/R	2,489,447
	5/01/31 (Pre-refunded 5/01/21)
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/21 at 100.00	AA–	4,617,871
	Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)
310	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B, 4.000%, 7/01/24	7/20 at 100.00	AA	317,592
	(Pre-refunded 7/01/20)
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Jefferson Health System, Series 2010A:
1,175	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R	1,206,643
420	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA	431,458
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E,	1/20 at 100.00	A+	3,321,754
	5.000%, 1/01/40 (Pre-refunded 1/01/20)
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent	7/20 at 100.00	N/R	3,143,370
	Health Center Project, Series 2010A, 7.000%, 7/01/27 (Pre-refunded 7/01/20)
6,845	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds,	7/20 at 100.00	AA–	7,083,959
	Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42 (Pre-refunded 7/01/20)
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2012A:
365	4.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	388,272
3,000	5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,259,830
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue	6/22 at 100.00	N/R	4,120,680
	Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31
	(Pre-refunded 6/01/22)
1,130	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R	1,174,477
	Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38
	(Pre-refunded 8/01/20)
3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of	4/22 at 100.00	Baa1	3,825,920
	Participation, Series 2012, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
3,010	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds ,	10/19 at 100.00	N/R	3,026,976
	Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
1,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	N/R	1,512,182
	Series 2011A, 5.250%, 5/01/41 (Pre-refunded 5/01/21)
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R	1,352,585
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for
	Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,109,350
750	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	832,013
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	1,366,781
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	469,795
	University Student Services, Inc Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)
2,015	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/20 at 100.00	N/R	2,053,829
	University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
$ 345	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	$ 363,840
1,440	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA–	1,518,638
3,915	5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	AA–	3,952,036
2,065	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	N/R	2,247,133
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/41 (Pre-refunded 12/01/21)
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA–	3,460,476
	Bonds, Subordinate Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/21)
2,485	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding	12/19 at 100.00	A	2,508,508
	Series 2010B-1, 5.000%, 12/01/37 (Pre-refunded 12/01/19)
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%,	No Opt. Call	N/R	109,243
	5/15/20 – NPFG Insured (ETM)
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health	5/20 at 100.00	N/R	7,357,954
	System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
585	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	No Opt. Call	AA+	592,845
	Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%,	8/20 at 100.00	A	3,507,132
	8/01/41 (Pre-refunded 8/01/20)
	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic
	Health East, Series 2010A:
55	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	57,537
605	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	632,903
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley	7/20 at 100.00	N/R	1,670,278
	Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical
	Community Hospital Project, Refunding & Improvement Series 2011:
3,130	6.875%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	3,469,136
2,500	7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	2,774,725
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy
	Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA	347,129
4,555	6.500%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA	4,879,453
1,110	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,	11/20 at 100.00	A–	1,159,539
	Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)
82,808	Total U.S. Guaranteed			87,713,289
	Utilities – 10.0% (6.4% of Total Investments)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,219,325
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35
	(Mandatory Put 7/01/21) (5)
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,090,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (5)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	5,425,987
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (5)
9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	8,610,806
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (5)
7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta	7/20 at 100.00	BB–	7,416,025
	Project, Refunding Series 2015A, 5.000%, 7/01/43
4,015	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue	12/19 at 100.00	A+	4,058,161
	Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39
2,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	2,415,027
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 7,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	$ 7,808,175
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
4,575	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds,	10/19 at 100.00	AA–	4,587,673
	Aqua Pennsylvania, Inc Project, Series 2009A, 5.000%, 10/01/39
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds,	11/19 at 100.00	AA–	5,036,250
	Aqua Pennsylvania, Inc Project, Series 2009B, 5.000%, 11/15/40
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	5,951,150
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	3,260,804
	5.000%, 8/01/29
59,900	Total Utilities			59,879,383
	Water and Sewer – 12.5% (8.0% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding
	Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A+	3,906,077
3,320	5.000%, 12/01/45	12/25 at 100.00	A+	3,878,258
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond
	Trust 2015-XF0123:
825	10.758%, 12/01/29, 144A (IF) (4)	12/21 at 100.00	AA	1,043,303
1,665	10.767%, 12/01/33, 144A (IF) (4)	12/21 at 100.00	AA	2,106,008
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,295,026
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,406,991
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	4,919,456
4,420	0.000%, 12/01/35	No Opt. Call	A	2,881,752
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	14,192,125
	Concession, Series 2013A, 5.125%, 12/01/47
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	1/20 at 100.00	BBB+	1,114,432
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A,	1/21 at 100.00	A+	6,845,032
	5.000%, 1/01/41
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A,	1/22 at 100.00	A+	2,691,050
	5.125%, 1/01/43
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000	5.000%, 10/01/48 (UB) (4)	10/28 at 100.00	A+	6,159,400
7,000	5.000%, 10/01/53 (UB) (4)	10/28 at 100.00	A+	8,586,200
1,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,251,670
	5.000%, 11/01/54
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,740,400
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer	11/19 at 100.00	AA	2,847,725
	Revenue Bonds, Series 2014, 4.000%, 5/15/40
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	5/23 at 100.00	AA+	3,096,493
	Tender Option Bond Trust 2016-XF1058, 13.767%, 8/15/37, 144A (IF) (4)
69,610	Total Water and Sewer			74,961,398
$ 856,085	Total Long-Term Investments (cost $860,386,901)			934,166,538
	Floating Rate Obligations – (21.6)%			(129,530,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (36.2)% (8)			(216,699,593)
	Other Assets Less Liabilities – 1.8% (9)			10,715,243
	Net Asset Applicable to Common Shares – 100%			$ 598,652,188

Investments in Derivatives

Futures Contracts

							Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(161)	12/19	$(21,234,821)	$(21,206,719)	$28,102	$(15,094)
U.S. Treasury Long Bond	Short	(119)	12/19	(19,726,187)	(19,664,750)	61,437	–
Total				$(40,961,008)	$(40,871,469)	$89,539	$(15,094)
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$(15,094)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.2%.
(9)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 101.7% (100.0% of Total Investments)
	Consumer Staples – 3.1% (3.1% of Total Investments)
$ 400	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 460,676
	Bonds, Series 2001, 6.500%, 5/15/33
95	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	126,104
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
495	Total Consumer Staples			586,780
	Education and Civic Organizations – 8.3% (8.1% of Total Investments)
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	57,709
	Robert Morris University, Series 2017, 5.000%, 10/15/37
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	81,385
	Charter School Project, Series 2016, 5.125%, 3/15/36
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	22,808
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	120,936
	Project, Second Series 2017A, 5.000%, 11/01/39
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	34,232
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	32,714
	Series 2014, 5.000%, 5/01/37
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	62,816
	University, Series 2016, 4.000%, 5/01/46
60	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	63,823
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB+	15,173
35	3.500%, 5/01/41	5/26 at 100.00	BBB+	35,527
50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	60,461
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	55,487
25	4.000%, 9/01/49	9/29 at 100.00	A	27,582
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	102,714
	College, Refunding Series 2018, 4.000%, 11/01/38
35	Pennsylvania Higher Educational Facilites Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	39,680
	University, Series 2013A, 6.500%, 9/01/38
45	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	48,891
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	Baa1	36,601
60	5.000%, 11/01/42	11/22 at 100.00	Baa1	65,421
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	104,908
	Series 2013A, 5.500%, 7/15/38
70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BBB	72,945
	University, Series 2017, 3.625%, 5/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	6/20 at 100.00	BB	$ 102,552
	Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	53,733
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	105,731
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	153,801
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
1,420	Total Education and Civic Organizations			1,557,630
	Health Care – 17.9% (17.6% of Total Investments)
460	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	501,791
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A+	132,968
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
375	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	A	438,994
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA–	115,201
	Medical Center Project, Series 2016A, 5.000%, 11/15/46
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	84,961
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A+	65,656
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	37,761
	Health System Project, Series 2012A, 5.000%, 6/01/42
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	252,727
	5.000%, 7/01/41
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	177,804
	Healthcare, Series 2018, 5.000%, 7/15/48
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	118,403
	System, Refunding Series 2016B, 5.000%, 8/15/46
150	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	178,557
	System, Series 2016A, 5.000%, 8/15/42
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A	107,005
	Group, Refunding Series 2016, 4.000%, 11/01/41
40	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	41,684
	Group, Series 2012, 4.000%, 11/01/32
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	226,758
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
145	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	157,930
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	234,562
	Health Network, Series 2016B, 5.000%, 7/01/45
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	259,373
	Group, Series 2019A, 5.000%, 6/01/49
100	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania,	7/27 at 100.00	BBB–	117,685
	Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/30
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/22 at 100.00	AA	109,664
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41
2,935	Total Health Care			3,359,484

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 7.2% (7.1% of Total Investments)
$ 15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Baa3	$ 16,229
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	Baa3	36,796
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BBB–	32,657
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BBB–	110,508
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	349,128
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/35
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue	10/19 at 100.00	Aa1	802,560
	Bonds, Eva P Mithcell Residence Project, Series 2009, 5.100%, 10/20/44
1,280	Total Housing/Multifamily			1,347,878
	Housing/Single Family – 11.3% (11.1% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
65	3.300%, 10/01/32	10/21 at 100.00	AA+	66,257
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,554
35	3.700%, 10/01/42	10/21 at 100.00	AA+	35,709
115	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	121,165
	2015-116B, 4.000%, 4/01/45
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	57,838
	2016-119, 3.500%, 10/01/36
500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	518,535
	2016-120, 3.200%, 4/01/40
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2016-121:
400	3.200%, 10/01/41 (UB)	10/25 at 100.00	AA+	413,956
100	3.200%, 10/01/41	10/25 at 100.00	AA+	103,489
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2017-123B:
70	3.450%, 10/01/32	10/26 at 100.00	AA+	75,042
75	3.900%, 10/01/37	10/26 at 100.00	AA+	81,536
70	4.000%, 10/01/42	10/26 at 100.00	AA+	75,735
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	265,565
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	263,280
	2019-129, 3.350%, 10/01/45
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option	4/21 at 100.00	AA+	28,054
	Bonds Trust 2015-XF0109, 7.898%, 10/01/31, 144A (IF) (4)
2,035	Total Housing/Single Family			2,131,715
	Industrials – 0.6% (0.5% of Total Investments)
100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	A–	102,544
	Bonds, Waste Management Inc, Project, Series 2011, 2.150%, 7/01/41 (AMT) (Mandatory
	Put 7/01/24)
	Long-Term Care – 5.1% (5.0% of Total Investments)
155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	178,689
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
120	4.000%, 1/01/33	1/25 at 100.00	BBB+	126,788
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	149,916

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	$ 115,796
	Social Ministries Project, Series 2016, 5.000%, 1/01/29
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
25	4.125%, 1/01/38	1/29 at 100.00	BBB+	27,136
30	5.000%, 1/01/39	1/29 at 100.00	BBB+	35,445
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	22,794
	Villages Project, Series 2015, 5.000%, 11/01/35
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	BBB	61,173
	Village Project, Series 2013, 5.750%, 5/01/35
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	236,674
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
840	Total Long-Term Care			954,411
	Materials – 0.9% (0.9% of Total Investments)
165	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	177,299
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Tax Obligation/General – 7.8% (7.7% of Total Investments)
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	168,171
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72,	12/23 at 100.00	AA–	255,308
	5.250%, 12/01/32
10	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	11,103
	5.000%, 12/01/37
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	51,384
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	133,971
	Bonds, Series 2014D, 5.000%, 12/15/39
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	220,494
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	16,685
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA–	443,816
20	Radnor Township School District, Delaware County, Pennsylvania, General Obligation	9/19 at 100.00	Aa1	20,009
	Bonds, Series 2012, 3.000%, 2/15/34
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	37,477
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	87,978
	5.000%, 11/15/32
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
15	5.000%, 11/15/21	No Opt. Call	BB+	15,503
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,380
1,320	Total Tax Obligation/General			1,472,279
	Tax Obligation/Limited – 5.6% (5.5% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	26,585
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	259,244
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
35	5.000%, 6/01/33	6/28 at 100.00	A1	43,574
25	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	28,094
200	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	224,748
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	127,309

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	$ 104,415
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	105,432
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	121,766
	2018B, 5.000%, 12/01/48
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	16,074
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
950	Total Tax Obligation/Limited			1,057,241
	Transportation – 8.6% (8.5% of Total Investments)
245	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	300,113
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
125	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	158,406
	5.000%, 1/01/38
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	157,664
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	200,821
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (AMT)
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	685,234
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	121,059
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
1,370	Total Transportation			1,623,297
	U.S. Guaranteed – 14.6% (14.4% of Total Investments) (6)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series	1/20 at 100.00	A+	243,055
	2010E, 5.000%, 1/01/40 (Pre-refunded 1/01/20)
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%,	12/19 at 100.00	N/R	556,308
	12/01/34 (Pre-refunded 12/01/19)
500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/19 at 100.00	A–	505,035
	Retirement-Life Communities, Inc Obligated Group, Series 2009A-1, 6.250%, 11/15/29
	(Pre-refunded 11/15/19)
265	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds ,	10/19 at 100.00	N/R	266,495
	Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R	52,023
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	137,250
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
110	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	116,007
480	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA–	506,213
100	5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	AA–	100,946
55	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding	12/19 at 100.00	A	55,520
	Series 2010B-1, 5.000%, 12/01/37 (Pre-refunded 12/01/19)
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/21 at 100.00	AA	106,809
	Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31
	(Pre-refunded 1/01/21)
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,	11/20 at 100.00	A–	104,463
	Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)
2,670	Total U.S. Guaranteed			2,750,124
	Utilities – 6.7% (6.6% of Total Investments)
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	122,325
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35
	(Mandatory Put 7/01/21) (7)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 218,437
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (7)
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	8,738
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta	7/20 at 100.00	BB–	173,893
	Project, Refunding Series 2015A, 5.000%, 7/01/43
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	48,056
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)
100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	108,785
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	260,272
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	178,535
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	148,450
	5.000%, 8/01/30
1250	Total Utilities			1,267,491
	Water and Sewer – 4.0% (3.9% of Total Investments)
200	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	AA	208,948
	2010, 5.000%, 6/01/40 – AGM Insured
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond	12/21 at 100.00	AA	221,307
	Trust 2015-XF0123, 10.758%, 12/01/29, 144A (IF) (4)
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	227,074
	Concession, Series 2013A, 5.125%, 12/01/47
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	29,380
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer	11/19 at 100.00	AA	60,163
	Revenue Bonds, Series 2014, 4.000%, 5/15/40
660	Total Water and Sewer			746,872
$ 17,490	Total Long-Term Investments (cost $17,785,279)			19,135,045
	Floating Rate Obligations – (2.4)%			(450,000)
	Other Assets Less Liabilities – 0.7% (8)			130,162
	Net Asset Applicable to Common Shares – 100%			$ 18,815,207

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Investments in Derivatives

Futures Contracts

							Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(2)	12/19	$(263,787)	$(263,438)	$349	$(188)
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$(188)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019 (Unaudited)

	NXJ	NJV	NQP	NPN
Assets
Long-term investments, at value (cost $922,944,237, $22,479,404,
$860,386,901 and $17,785,279, respectively)	$1,024,501,509	$24,612,383	$934,166,538	$19,135,045
Cash	1,598,671	51,258	2,463,531	—
Cash collateral at brokers for investments in futures contracts(1)	145,000	13,600	552,948	2,600
Receivable for interest	9,926,957	266,297	11,760,291	231,149
Other assets	152,729	3,086	144,541	3,086
Total assets	1,036,324,866	24,946,624	949,087,849	19,371,880
Liabilities
Cash overdraft	—	—	—	16,548
Floating rate obligations	25,665,000	830,000	129,530,000	450,000
Payable for:
Dividends	2,013,129	67,016	1,694,474	48,229
Interest	251,287	11,093	1,755,674	6,411
Investments purchased	134,335	—	—	—
Variation margin on futures contracts	9,938	1,500	15,094	188
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $313,900,000, $—, $217,500,000 and
$—, respectively)	312,470,452	—	216,699,593	—
Accrued expenses:
Management fees	513,811	12,090	457,869	9,257
Trustees fees	151,770	91	143,270	72
Other	151,135	26,327	139,687	25,968
Total liabilities	341,360,857	948,117	350,435,661	556,673
Net assets applicable to common shares	$694,964,009	$23,998,507	$598,652,188	$18,815,207
Common shares outstanding	41,508,279	1,530,856	37,383,341	1,219,074
Net asset value (“NAV”) per common share outstanding	$16.74	$15.68	$16.01	$15.43
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$415,083	$15,309	$373,833	$12,191
Paid-in-surplus	592,246,452	21,905,922	528,843,322	17,446,482
Total distributable earnings	102,302,474	2,077,276	69,435,033	1,356,534
Net assets applicable to common shares	$694,964,009	$23,998,507	$598,652,188	$18,815,207
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	N/A	Unlimited	N/A

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.
N/A — Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2019 (Unaudited)

	NXJ	NJV	NQP	NPN
Investment Income	$20,394,223	$486,399	$18,305,484	$384,256
Expenses
Management fees	2,989,539	70,375	2,675,634	54,075
Interest expense and amortization of offering costs	4,073,134	7,981	4,048,296	4,590
Custodian fees	54,989	9,423	47,821	9,360
Trustees fees	13,079	310	10,626	245
Professional fees	80,136	11,569	47,507	11,526
Shareholder reporting expenses	28,711	1,115	30,709	1,017
Shareholder servicing agent fees	10,274	74	19,676	58
Stock exchange listing fees	5,863	3,474	5,307	3,474
Investor relations expenses	10,825	29	8,541	149
Other	58,212	7,214	48,210	6,811
Total expenses	7,324,762	111,564	6,942,327	91,305
Net investment income (loss)	13,069,461	374,835	11,363,157	292,951
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	811,926	35,389	405,591	22,181
Futures contracts	(494,553)	(78,901)	(3,973,396)	(16,797)
Swaps	(820,253)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	52,731,045	1,409,356	41,969,249	828,580
Futures contracts	18,502	(4,644)	(179,878)	(785)
Swaps	259,758	—	—	—
Net realized and unrealized gain (loss)	52,506,425	1,361,200	38,221,566	833,179
Net increase (decrease) in net assets applicable to common shares
from operations	$65,575,886	$1,736,035	$49,584,723	$1,126,130

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NXJ		NJV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$13,069,461	$27,659,950	$374,835	$827,596
Net realized gain (loss) from:
Investments	811,926	7,263,592	35,389	437,861
Futures contracts	(494,553)	—	(78,901)	(8,966)
Swaps	(820,253)	5,370	—	(900)
Change in net unrealized appreciation
(depreciation) of:
Investments	52,731,045	(990,582)	1,409,356	(470,302)
Futures contracts	18,502	—	(4,644)	4,355
Swaps	259,758	(259,758)	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	65,575,886	33,678,572	1,736,035	789,644
Distributions to Common Shareholders
Dividends	(13,573,207)	(31,162,872)	(413,331)	(1,364,370)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(13,573,207)	(31,162,872)	(413,331)	(1,364,370)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	—
Cost of shares repurchased
and retired	—	(13,238,385)	—	(259,677)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(13,238,385)	—	(259,677)
Net increase (decrease) in net assets
applicable to common shares	52,002,679	(10,722,685)	1,322,704	(834,403)
Net assets applicable to common
shares at the beginning of period	642,961,330	653,684,015	22,675,803	23,510,206
Net assets applicable to common
shares at the end of period	$694,964,009	$642,961,330	$23,998,507	$22,675,803

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NQP		NPN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$11,363,157	$23,146,738	$292,951	$613,391
Net realized gain (loss) from:
Investments	405,591	384,135	22,181	46,552
Futures contracts	(3,973,396)	(978,971)	(16,797)	(788)
Swaps	—	660,566	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	41,969,249	11,151,561	828,580	39,967
Futures contracts	(179,878)	269,417	(785)	1,134
Swaps	—	(968,985)	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	49,584,723	33,664,461	1,126,130	700,256
Distributions to Common Shareholders
Dividends	(11,327,153)	(23,963,196)	(296,235)	(739,771)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(11,327,153)	(23,963,196)	(296,235)	(739,771)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	1,486
Cost of shares repurchased
and retired	—	(4,400,970)	—	(42,989)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(4,400,970)	—	(41,503)
Net increase (decrease) in net assets
applicable to common shares	38,257,570	5,300,295	829,895	(81,018)
Net assets applicable to common
shares at the beginning of period	560,394,618	555,094,323	17,985,312	18,066,330
Net assets applicable to common
shares at the end of period	$598,652,188	$560,394,618	$18,815,207	$17,985,312

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2019 (Unaudited)

	NXJ	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$65,575,886	$49,584,723
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(53,926,651)	(25,173,193)
Proceeds from sales and maturities of investments	50,898,160	33,482,864
Proceeds from (Purchase of) short-term investments, net	1,350,000	—
Premiums received (paid) for interest rate swaps	479	—
Taxes paid	(51,842)	(2,397)
Amortization (Accretion) of premiums and discounts, net	507,838	1,441,014
Amortization of deferred offering costs	30,389	17,340
(Increase) Decrease in:
Receivable for interest	(50,754)	(1,600,287)
Receivable for investments sold	1,157,388	299,680
Receivable for variation margin on futures contracts	—	91,656
Receivable for variation margin on swap contracts	21,077	—
Other assets	(15,457)	(17,154)
Increase (Decrease) in:
Payable for interest	251,287	1,755,674
Payable for investments purchased	(3,555,665)	—
Payable for variation margin on futures contracts	9,938	15,094
Accrued management fees	68,220	58,943
Accrued Trustees fees	22,561	21,019
Accrued other expenses	13,348	(29,107)
Net realized (gain) loss from investments	(811,926)	(405,591)
Change in net unrealized appreciation (depreciation) of investments	(52,731,045)	(41,969,249)
Net cash provided by (used in) operating activities	8,763,231	17,571,029
Cash Flow from Financing Activities:
Proceeds from floating rate obligations	5,600,000	—
Repayments of floating rate obligations	—	(5,860,000)
Cash distributions paid to common shareholders	(13,608,406)	(11,233,222)
Net cash provided by (used in) financing activities	(8,008,406)	(17,093,222)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	754,825	477,807
Cash and cash collateral at brokers at the beginning of period	988,846	2,538,672
Cash and cash collateral at brokers at the end of period	$1,743,671	$3,016,479

Supplemental Disclosure of Cash Flow Information	NXJ	NQP
Cash paid for interest (excluding amortization of offering costs)	$4,042,744	$4,030,956

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NXJ
Year Ended 2/28-2/29:
2020(f)	$15.49	$0.31	$1.27	$1.58	$(0.33)	$—	$(0.33)	$—		$16.74	$14.55
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	0.06		15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	*	15.37	13.10
2017(e)	16.18	0.60	(0.94)	(0.34)	(0.63)	—	(0.63)	—		15.21	13.42
Year Ended 4/30:
2016	15.53	0.79	0.66	1.45	(0.82)	(0.01)	(0.83)	0.03		16.18	14.66
2015	15.28	0.67	0.34	1.01	(0.77)	—	(0.77)	0.01		15.53	13.58
2014	16.12	0.71	(0.87)	(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64

NJV
Year Ended 2/28-2/29:
2020(f)	14.81	0.24	0.90	1.14	(0.27)	—	(0.27)	—		15.68	13.74
2019	15.15	0.54	(0.02)	0.52	(0.55)	(0.34)	(0.89)	0.03		14.81	13.08
2018	15.56	0.57	(0.05)	0.52	(0.58)	(0.35)	(0.93)	—		15.15	13.55
2017(e)	16.32	0.49	(0.58)	(0.09)	(0.52)	(0.15)	(0.67)	—		15.56	15.61
Year Ended 4/30:
2016	16.41	0.62	0.11	0.73	(0.61)	(0.21)	(0.82)	—		16.32	15.16
2015	16.15	0.62	0.43	1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75
2014	16.98	0.65	(0.66)	(0.01)	(0.63)	(0.19)	(0.82)	—		16.15	14.48

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns
			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

10.27%	10.53%	$694,964	2.18	%**	3.89	%**	5%
5.77	8.86	642,961	2.13		4.30		16
5.66	2.74	653,684	1.78		4.55		11
(2.20)	(4.35)	647,626	1.76	**	4.54	**	12

9.85	14.79	688,971	1.56		5.12		14
6.77	5.35	668,670	1.71		4.64		14
(0.71)	(3.78)	100,181	2.07		4.83		6

7.75	7.15	23,999	0.95	**	3.19	**	9
3.73	3.39	22,676	1.07		3.58		24
3.31	(7.48)	23,510	1.03		3.63		16
(0.57)	7.39	24,139	0.96	**	3.62	**	14

4.57	8.70	25,297	0.89		3.87		8
6.68	7.62	25,430	0.87		3.75		13
0.25	(4.18)	25,272	0.88		4.12		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXJ		NJV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020(f)	1.21%**	2020(f)	0.07%**
2019	1.13	2019	0.13
2018	0.80	2018	0.09
2017(e)	0.79**	2017(e)	0.07**
Year Ended 4/30:		Year Ended 4/30:
2016	0.57	2016	0.04
2015	0.60	2015	0.04
2014	0.98	2014	0.04

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
(f)	For the six months ended August 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NQP
Year Ended 2/28-2/29:
2020(f)	$14.99	$0.30	$1.02	$1.32	$(0.30)	$—	$(0.30)	$—		$16.01	$14.17
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	0.02		14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	— ***	(0.69)	—	*	14.71	12.52
2017(e)	16.08	0.60	(1.24)	(0.64)	(0.62)	(0.03)	(0.65)	—		14.79	13.30
Year Ended 4/30:
2016	15.64	0.80	0.46	1.26	(0.83)	—	(0.83)	0.01		16.08	14.91
2015	15.17	0.81	0.50	1.31	(0.84)	—	(0.84)	—	*	15.64	13.87
2014	16.21	0.74	(0.93)	(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76

NPN
Year Ended 2/28-2/29:
2020(f)	14.75	0.24	0.68	0.92	(0.24)	—	(0.24)	—		15.43	14.40
2019	14.78	0.50	0.06	0.56	(0.50)	(0.10)	(0.60)	0.01		14.75	13.19
2018	15.16	0.55	(0.16)	0.39	(0.58)	(0.19)	(0.77)	—		14.78	15.15
2017(e)	16.50	0.51	(0.73)	(0.22)	(0.64)	(0.48)	(1.12)	—		15.16	15.83
Year Ended 4/30:
2016	16.36	0.68	0.09	0.77	(0.63)	—	(0.63)	—		16.50	16.45
2015	15.91	0.67	0.41	1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67	(0.56)	0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.89%	11.26%	$598,652	2.38	%**	3.90	%**	3%
6.40	9.41	560,395	2.44		4.19		8
4.12	(0.85)	555,094	2.05		4.56		12
(4.19)	(6.66)	558,373	1.87	**	4.57	**	16

8.46	14.21	607,240	1.51		5.13		16
8.79	7.09	592,540	1.60		5.21		9
(0.69)	(3.65)	574,558	1.87		5.33		8

6.30	11.05	18,815	0.99	**	3.16	**	8
3.99	(8.87)	17,985	1.02		3.41		10
2.58	0.68	18,066	1.02		3.61		28
(1.33)	3.08	18,517	0.93	**	3.80	**	23

4.82	10.09	20,118	0.85		4.17		14
6.87	12.30	19,952	0.85		4.11		5
0.80	(4.45)	19,401	0.85		4.28		6

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NQP		NPN
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020(f)	1.39%**	2020(f)	0.05%**
2019	1.43	2019	0.04
2018	1.06	2018	0.02
2017(e)	0.89**	2017(e)	0.01**
Year Ended 4/30:		Year Ended 4/30:
2016	0.56	2016	—
2015	0.60	2015	—
2014	0.68	2014	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
(f)	For the six months ended August 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Rounds to less than $(0.01) per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NXJ
Year Ended 2/28-2/29:
2020(c)	$—	$—	$—	$—	$313,900	$321,397	$—
2019	—	—	—	—	313,900	304,830	—
2018	—	—	—	—	313,900	308,246	—
2017(b)	—	—	—	—	313,900	306,316	—
Year Ended 4/30:
2016	—	—	—	—	313,900	319,488	—
2015	—	—	—	—	313,900	313,020	—
2014	—	—	—	—	45,000	322,624	—

NQP
Year Ended 2/28-2/29:
2020(c)	—	—	—	—	217,500	375,242	—
2019	—	—	—	—	217,500	357,653	—
2018	—	—	87,000	282,297	217,500	282,297	2.82
2017(b)	—	—	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	—	—	48,000	328,716	217,500	328,716	3.29
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014
NXJ
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—
Average Market Value per Share	—		10.03	^
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—		—
Average Market Value per Share	10.01	^^	—

NQP
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

(b)	For the ten months ended February 28, 2017.
(c)	For the six months ended August 31, 2019.
^	For the period May 1, 2013 through September 9, 2013.
^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen New Jersey Quality Municipal Income Fund (NXJ)
•	Nuveen New Jersey Municipal Value Fund (NJV)
•	Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
•	Nuveen Pennsylvania Municipal Value Fund (NPN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for NJV) closed-end management investment companies. NXJ, NJV, NQP and NPN were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial is the six months ended August 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXJ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,024,501,509	$—	$1,024,501,509
Investments in Derivatives:
Futures Contracts**	18,502	—	—	18,502
Total	$18,502	$1,024,501,509	$—	$1,024,520,011

NJV
Long-Term Investments*:
Municipal Bonds	$—	$24,612,383	$—	$24,612,383
Investments in Derivatives:
Futures Contracts**	(289)	—	—	(289)
Total	$(289)	$24,612,383	$—	$24,612,094

NQP
Long-Term Investments*:
Municipal Bonds	$—	$934,166,538	$—	$934,166,538
Investments in Derivatives:
Futures Contracts**	89,539	—	—	89,539
Total	$89,539	$934,166,538	$—	$934,256,077

NPN
Long-Term Investments*:
Municipal Bonds	$—	$19,135,045	$—	$19,135,045
Investments in Derivatives:
Futures Contracts**	349	—	—	349
Total	$349	$19,135,045	$—	$19,135,394

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse

Notes to Financial Statements (Unaudited) (continued)
Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXJ	NJV	NQP	NPN
Floating rate obligations: self-deposited Inverse Floaters	$25,665,000	$830,000	$129,530,000	$450,000
Floating rate obligations: externally-deposited Inverse Floaters	74,038,000	887,000	23,550,000	400,000
Total	$99,703,000	$1,717,000	$153,080,000	$850,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXJ	NJV	NQP	NPN
Average floating rate obligations outstanding	$19,349,783	$769,130	$130,548,478	$450,000
Average annual interest rate and fees	2.07%	2.06%	2.09%	2.03%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NXJ	NJV	NQP	NPN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$25,665,000	$830,000	$114,530,000	$150,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	65,373,000	887,000	11,920,000	400,000
Total	$91,038,000	$1,717,000	$126,450,000	$550,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NXJ	NJV	NQP	NPN
Purchases	$53,926,651	$2,071,696	$25,173,193	$1,542,945
Sales and maturities	50,898,160	2,313,864	33,482,864	1,412,299

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (Unaudited) (continued)
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, NXJ, NJV, NQP and NPN used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	NXJ	NJV	NQP	NPN
Average notional amount of futures contracts outstanding*	$4,660,230	$1,993,686	$40,039,319	$254,140

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NXJ
Interest rate	Futures contracts	—	$ —	Payable for	$18,502
variation margin
on future
contracts*
NJV
Interest rate	Future contracts	—	$ —	Payable for	$ (289)
variation margin
on future
contracts*
NQP
Interest rate	Futures contracts	Receivable for	$61,437	Payable for	$28,102
		variation margin		variation margin
		on futures		on future
		contracts*		contracts*
NPN
Interest rate	Futures contracts	—	$ —	Payable for	$ 349
variation margin
on future
contracts*

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Futures Contracts	Futures Contracts
NXJ	Interest rate	Futures contracts	$(494,553)	$18,502
NJV	Interest rate	Futures contracts	$(78,901)	$(4,644)
NQP	Interest rate	Futures contracts	$(3,973,396)	$(179,878)
NPN	Interest rate	Futures contracts	$(16,797)	$(785)

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NXJ invested in forward interest rate swap contracts, reducing the Fund’s duration and limiting their vulnerability to rising rates.

Notes to Financial Statements (Unaudited) (continued)
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NXJ
Average notional amount of interest rate swap contracts outstanding*	$6,333,333

* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NXJ	Interest rate	Swaps	$(820,253)	$259,758

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXJ		NJV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	—	(1,026,800)	—	(20,501)
Weighted average common share:
Price per share repurchased and retired	$—	$12.87	$—	$12.65
Discount per share repurchased and retired	—%	15.84%	—%	15.16%

	NQP		NPN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	100
Repurchased and retired	—	(356,000)	—	(3,500)
Weighted average common share:
Price per share repurchased and retired	$—	$12.34	$—	$12.26
Discount per share repurchased and retired	—%	15.54%	—%	15.59%

Preferred Shares
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NXJ and NQP had $312,470,452 and $216,699,593 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity
NXJ	1	810	N/A	$ 81,000,000	July 22, 2020	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043
NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Subject to earlier termination by either the Fund or the holder.
N/A - Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
All series of NXJ’s and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$217,500,000
Annualized dividend rate	2.43%	2.43%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, were applicable, are noted in the following table.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NQP	Series	Shares	Amount
VMTP Shares redeemed	2019	(870)	$(87,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NXJ	NJV	NQP	NPN
Tax cost of investments	$896,346,913	$21,646,770	$730,217,583	$17,311,107
Gross unrealized:
Appreciation	103,207,375	2,135,613	75,936,594	1,375,084
Depreciation	(717,758)	—	(1,517,435)	(1,145)
Net unrealized appreciation (depreciation) of investments	$102,489,617	$2,135,613	$74,419,159	$1,373,939

	NXJ	NJV	NQP	NPN
Tax cost of futures contracts	$18,502	$(289)	$89,539	$349
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Permanent differences, primarily due to treatment of notional principal contracts, distribution reallocations, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ last tax year end, were as follows:

	NXJ	NJV	NQP	NPN
Undistributed net tax-exempt income[1]	$2,452,953	$95,190	$1,036,040	$30,730
Undistributed net ordinary income[2]	98,796	—	49,926	—
Undistributed net long-term capital gains	546,783	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$34,626,101	$809,414	$29,036,822	$616,600
Distributions from net ordinary income[2]	546,433	40,893	134,366	2,113
Distributions from net long-term capital gains	3,235,811	518,863	1,655,880	127,308

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

During the Funds’ last tax year ended February 28, 2019, NXJ utilized $3,586,406 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NQP
Post-October capital losses[3]	$517,667
Late-year ordinary losses[4]	—

[3]	Capital losses incurred from November 1, 2018 through February 28, 2019, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2019 through February 28, 2019 and/or specified losses incurred from November 1, 2018 through February 28, 2019.

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NXJ
NQP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NJV
NPN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NJV and NPN):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2019, the complex-level fee for each Fund was 0.1570%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NXJ	NQP
Maximum outstanding balance	$10,400,000	$15,100,000

During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NXJ	NQP
Average daily balance outstanding	$5,600,000	$13,750,000
Average annual interest rate	3.27%	3.40%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Trustees
Margo Cook *	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

			Independent Registered		Transfer Agent and
Fund Manager	Custodian	Legal Counsel	Public Accounting Firm		Shareholder Services
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	KPMG LLP		Computershare Trust
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	200 East Randolph Street		Company, N.A.
Chicago, IL 60606	One Lincoln Street		Chicago, IL 60601		250 Royall Street
	Boston, MA 02111				Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report of Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make peri- odic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (continued)
■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, reposi-

Annual Investment Management Agreement Approval Process (continued)

tioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•  Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•  Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•  Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•  Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;
•  Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;
•• Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;
•• Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three-and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

Annual Investment Management Agreement Approval Process (continued)
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen New Jersey Quality Municipal Income Fund (the “New Jersey Quality Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Value Fund (the “New Jersey Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the third quartile for the one- and three-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Quality Municipal Income Fund (the “Pennsylvania Quality Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period and approximately the same for the three-year period, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Municipal Value Fund (the “Pennsylvania Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the second quartile for the one-year period and third quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund’s performance was approximately the same as the benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs)

and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the New Jersey Quality Fund and the Pennsylvania Quality Fund each had a net management fee higher than its peer average, but a net expense ratio in line with its peer average; and the New Jersey Value Fund and the Pennsylvania Value Fund each had a net management fee and net expense ratio below its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among

Annual Investment Management Agreement Approval Process (continued)
other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-D-0819D 969732-INV-B-10/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019